MERRILL LYNCH
EMERGING TIGERS
FUND, INC.



FUND LOGO



Semi-Annual Report

May 31, 1999



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term invest-ment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH EMERGING TIGERS FUND, INC.


Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of May 31, 1999

INDIA                                       8.7%
INDONESIA                                   8.2%
MALAYSIA                                   21.2%
THAILAND                                    7.9%
SINGAPORE                                  31.6%
CHINA                                       8.9%
PHILIPPINES                                10.3%

[FN]
*Total may not equal 100%.


Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1999


DEAR SHAREHOLDER

For the three-month period ended May 31, 1999, Class A, Class B, Class C and Class D Shares of Merrill Lynch Emerging Tigers Fund, Inc. had total returns of +26.60%, +26.22%, +26.18% and +26.47%, respectively. (Fund results do not include sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

During the quarter ended May 31, 1999, the emerging tiger countries continued with the slow work of repair and reconstruction amid signs that the region's economies are beginning to show positive growth. These countries continue to run large current account surpluses, and central banks are using this opportunity to aggressively lower interest rates. Record-low interest rates and surging equity markets are providing the foundation for a rise in consumer confidence and spending. Governments continue to fuel their economies with increased fiscal spending. This increased domestic liquidity, combined with positive international portfolio inflows, supported the emerging tiger stock market rally in the May quarter. In this positive environment, the Fund was fully invested in equities.

Investment Strategy
In The People's Republic of China, relations with America continued to be volatile, with much of the goodwill inspired by Zhu Rong Ji's visit giving way to rival threats of containment and espionage. The accidental NATO bombing of the Chinese embassy in Belgrade is widely believed by the average Chinese to have been intentional. The Chinese government stoked anti-American protests and voiced fears that the United States is out to arrest China's development. Fortunately, as is usually the case in Sino-American relations, the tense political atmosphere has not halted ordinary trade between the two countries.

We continue to expect that the Chinese economy will remain soft for the duration of this year, and consumers continue to refuse to spend. Recent interest rate cuts are designed to stimulate consumer demand while easing the debt load of the struggling corporate sector. Although these cuts may spark a short-term equity market rally, their sustainable effect on the Chinese economy and currency remains to be seen. If we do not see a marked increase in economic activity over the next few months, there will be greater domestic pressure mounted on the currency. We remain underweighted in China, and we do not expect to increase this exposure in the near term.

Singapore continues to show signs of recovery. Non-oil domestic exports and imports, along with manufacturing output, continued to rise. Domestic loan growth also continued to accelerate and retail sales also surged. There has been renewed interest in the property sector, with property prices rising and the number of units sold nearly doubling from levels of one year ago. The government, in its effort to strengthen the banking system, announced a five-year liberalization package. The continued focus of Singapore companies on minority shareholder value is further reflected in the announcements of share buybacks by portfolio holdings Singapore Press Holdings Ltd. and Singapore Telecommunications, Ltd.

Our investments in Singapore focus on improving consumer sentiment, particularly in the property and automobile sectors. We added three predominantly residential property developers, City Developments Limited, DBS Land Limited and Allgreen Properties Limited. In the automobile sector, we chose to invest in Cycle and Carriage Ltd., the largest distributor of automobiles in Singapore. We remain slightly overweight in Singapore, and will seek to increase our position further as opportunities arise.

Malaysia's credit rating was upgraded during the May quarter, but even with the removal of capital controls scheduled for September, the country is not yet reinstated into the Morgan Stanley Capital International regional stock indexes. There seems to be some pick up in consumer confidence as reflected in automobile sales and low-end residential property sales. Industrial production is rising, with strong gains in manufacturing. Growth in imports in US dollar terms suggests that producers are restocking for future production. Restructuring of the banking sector through the asset management unit Danaharta has been progressing well. We are also seeing the first signs of an increase in domestic lending. This further supports our view of a return to positive gross domestic product
(GDP) growth in the second half of the year. As a sign of its desire to reenter the global financial markets, Malaysia recently completed the successful issuance of a US$1 billion sovereign bond.

During the May quarter, we restructured our Malaysian investments somewhat less defensively. We believe that these investments will prove to be more profitable as investors gradually return to the Malaysian stock market. Although we increased investments somewhat during the May quarter, we remain underweight in Malaysia.

The Thai economy appears to have bottomed out and is experiencing a moderate recovery from an upturn in domestic demand. Vehicle and department store sales are up. Exports and imports are also higher, with the growth in imports suggesting improvement in the manufacturing sector. Non-performing loans in the banking system appear to have peaked and are now heading lower. Sufficient progress has been made in the restructuring and recapitalization of the banking system. Our weighting in Thailand remains neutral.

In Indonesia, most investors are awaiting the results of the elections that took place in June. The likely outcome will be a coalition government, since there is no single party expected to gain a parliamentary majority. If a coalition government is the result, it will be more difficult to arrive at a consensus in terms of government policy toward the economy. Meanwhile, bank reconstruction is making some progress as the government has moved to close down seven banks and recapitalize several others. With confidence returning to Indonesia, there have been steady cash inflows from investors with a strengthening of the currency. These developments alleviated the burdens of many private companies and allowed domestic interest rates to fall further. Hence, consumer spending has recovered substantially, especially in the food and tobacco sectors.

In light of the improving political and economic climate, we have increased our investments in Indonesia. Specifically, we have added to the consumer sector with the purchase of PT Indofood Sukses Makmur Tbk (world's largest maker of instant noodles) and PT Hanjaya Mandala Sampoerna Tbk (Indonesia's third-largest clove cigarette manufacturer). We believe that both are well positioned to benefit from an increase in domestic demand. We also purchased shares of PT Astra International Tbk (manufacturer of local automobiles) in anticipation of a major debt restructuring and an effort to divest its non-core businesses. Most recently, we purchased shares of PT Bank Internasional Indonesia in anticipation of a recovery in the banking system. However, our exposure to Indonesia remains market-neutral, pending results of the general election.

Thanks to the bumper harvest of rice and corn, agricultural output in the Philippines has outpaced forecasts and has fueled the recovery of private consumption. Domestic interest rates continued to fall, while the consolidation trends within the banking and telecommunication sectors are emerging rapidly, which will be a powerful driver of returns for major companies. In the May quarter, we added San Miguel Corporation and Philippine Long Distance Telephone Company for upside potential from restructuring of underlying businesses. Both companies stand to benefit significantly from further consolidation in their sectors. Although the overall positive trends in the country remain, equity valuations now appear demanding. We have begun reducing our overweight position in the country and may continue to do so if valuations stage a further expansion.

In Conclusion
The rise in share prices experienced by the emerging tiger stock markets thus far this year is encouraging. As 1999 continues, we are monitoring several key variables. First, there is the extent of Japan's fledgling economic recovery and the potential demand for imports it will create. Second, the direction and severity of any changes in US interest rates will be important to the emerging tiger economies. Third, the level of continued commitment to structural reform exhibited by individual companies will need to increase to further restore investor confidence. Finally, we are also closely monitoring the ability of the Asian tiger economies to cope with the challenges presented by the advent of the year 2000.

We thank you for your investment in Merrill Lynch Emerging Tigers
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director


(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager


July 8, 1999



Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1999



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                        12 Month           3 Month        Since Inception
                                                      Total Return       Total Return       Total Return
ML Emerging Tigers Fund, Inc. Class A Shares             +8.16%            +26.60%             -45.88%++
ML Emerging Tigers Fund, Inc. Class B Shares             +6.93             +26.22              -52.70
ML Emerging Tigers Fund, Inc. Class C Shares             +6.99             +26.18              -52.74
ML Emerging Tigers Fund, Inc. Class D Shares             +7.74             +26.47              -51.62

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are Class A Shares, from 3/04/94 to 5/31/99 and Class B, Class C and Class D Shares, from 6/10/96 to 5/31/99.
++Performance results for Class A Shares prior to June 10, 1996 are for the period when the Fund was closed-end.


Average Annual
Total Return

                                    % Return Without  % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 3/31/99                        -25.69%        -29.59%
Five Years Ended 3/31/99                  -14.87         -15.79
Inception (3/04/94) through 3/31/99       -14.85         -15.75

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/99                        -26.44%        -27.16%
Inception (6/10/96) through 3/31/99       -28.71         -28.71

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/99                        -26.36%        -29.26%
Inception (6/10/96) through 3/31/99       -28.65         -29.15

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 3/31/99                        -25.83%        -29.72%
Inception (6/10/96) through 3/31/99       -28.14         -29.50

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                     Shares                                                               Value     Percent of
COUNTRY       Industries              Held            Long-Term Investments                Cost         (Note 1a)   Net Assets
China         Appliances            567,000   Guangdong Kelon Electrical Holdings
                                              Company Limited 'H'                      $    579,226     $    435,085    1.0%

              Electronics           800,000   Legend Holdings Limited                       396,363          546,815    1.3

              Infrastructure      1,029,000   Cosco Pacific Limited                         675,066          607,129    1.4
                                    225,000 ++New World Infrastructure Limited              445,389          361,265    0.8
                                                                                       ------------     ------------  ------
                                                                                          1,120,455          968,394    2.2

              Mining              1,994,000   Yanzhou Coal Mining Co. Ltd. 'H'              551,276          498,886    1.2

              Telecommunications    656,500   China Telecom (Hong Kong) Limited           1,112,704        1,380,055    3.2

                                              Total Long-Term Investments in China        3,760,024        3,829,235    8.9


India         Banking                25,351   Housing Development Finance Corporation
              & Financial                     Ltd. (HDFC)                                 1,578,107        1,239,461    2.9
                                     44,940   State Bank of India (GDR)**                   694,152          476,364    1.1
                                                                                       ------------     ------------  ------
                                                                                          2,272,259        1,715,825    4.0

              Computer Software      10,000   NIIT Limited                                  401,040          423,373    1.0

              Oil Services           60,900   Hindustan Petroleum Corporation Ltd.          659,510          313,946    0.7

              Pharmaceuticals        63,800   Ranbaxy Laboratories Limited                  584,702          888,468    2.1

              Telecommunications     47,240   Mahanagar Telephone Nigam Ltd. (GDR)**        564,896          413,350    0.9

                                              Total Long-Term Investments in India        4,482,407        3,754,962    8.7


Indonesia     Banking            13,351,500   PT Bank Internasional Indonesia
                                              'Foreign'                                     444,421          370,875    0.9

              Conglomerates       1,367,000   PT Astra International Tbk                    452,756          421,914    1.0

              Foods                 675,000   PT Indofood Sukses Makmur Tbk                 422,289          670,833    1.5

              Telecommunications     75,000   PT Telekomunikasi Indonesia (ADR)*            666,315          698,438    1.6

              Tobacco               380,000   PT Gudang Garam Tbk                           556,934          736,543    1.7
                                    400,000   PT Hanjaya Mandala Sampoerna Tbk              442,394          646,914    1.5
                                                                                       ------------     ------------  ------
                                                                                            999,328        1,383,457    3.2

                                              Total Long-Term Investments in
                                              Indonesia                                   2,985,109        3,545,517    8.2


Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)
                                     Shares                                                               Value     Percent of
COUNTRY       Industries              Held            Long-Term Investments                Cost         (Note 1a)   Net Assets
Malaysia++++  Banking &           1,540,000   Public Bank BHD 'Foreign'                $    865,756     $  1,564,316    3.6%
              Financial

              Building &             43,000   IJM Corporation BHD                            83,169           33,947    0.1
              Construction

              Consumer              348,500   Amway (Malaysia) Holdings BHD                 707,344          715,342    1.6
              Products

              Leisure               385,000   Genting BHD                                   862,706        1,367,763    3.2
                                    377,000   Resorts World BHD                             683,286          734,158    1.7
                                                                                       ------------     ------------  ------
                                                                                          1,545,992        2,101,921    4.9

              Publishing &          438,000   Star Publications (Malaysia)                  460,607          922,105    2.1
              Broadcasting

              Restaurants           558,000   KFC Holdings (Malaysia) BHD                   688,792          741,553    1.7

              Telecommunications    331,000   Telekom Malaysia BHD                          942,429        1,132,368    2.6

              Tobacco               141,400   Rothmans of Pall Mall (Malaysia) BHD          757,998        1,041,895    2.4

              Transportation        529,000   Malaysia International Shipping
                                              Corporation BHD 'Foreign'                     969,076          925,750    2.2

                                              Total Long-Term Investments in
                                              Malaysia                                    7,021,163        9,179,197   21.2


Philippines   Banking                35,000   Metropolitan Bank & Trust Company             232,006          339,380    0.8

              Beverages             150,000   San Miguel Corporation 'B'                    266,543          338,391    0.8

              Conglomerates       3,716,200   Benpres Holdings Corp.                      1,252,676          882,475    2.0

              Real Estate         1,407,550   Ayala Land, Inc.                              537,206          454,947    1.1

              Restaurants         1,365,000   Jollibee Foods Corporation
                                              (Warrants)(a)                                 700,869          774,340    1.8

              Retail              2,543,346   SM Prime Holdings, Inc.                       445,650          556,986    1.3

              Telecommunications     17,000   Philippine Long Distance Telephone
                                              Company (ADR)*                                451,967          490,875    1.1

              Utilities--           174,956   Manila Electric Company 'B'                   983,374          604,729    1.4
              Electric & Gas

                                              Total Long-Term Investments in
                                              the Philippines                             4,870,291        4,442,123   10.3


Singapore     Airlines              223,000   Singapore Airlines Ltd. 'Foreign'           2,112,592        1,991,418    4.6

              Automotive            118,000   Cycle & Carriage Ltd.                         562,742          656,886    1.5

              Banking               147,500   Development Bank of Singapore
                                              Limited 'Foreign'                           1,310,595        1,522,470    3.5
                                    149,000   Oversea-Chinese Banking Corporation
                                              Ltd. 'Foreign'                              1,032,009        1,166,425    2.7
                                    291,500   Overseas Union Bank Ltd. 'Foreign'          1,127,301        1,495,955    3.5
                                                                                       ------------     ------------  ------
                                                                                          3,469,905        4,184,850    9.7

              Conglomerates         739,000   Singapore Technologies Engineering Ltd.       637,806          805,636    1.9

              Electronics           245,000   Natsteel Electronics Ltd.                     448,336          816,903    1.9

              Industrial            863,000   Clipsal Industries (Holdings) Limited       2,200,509          923,410    2.1

              Publishing &          120,997   Singapore Press Holdings Ltd.               1,555,426        1,655,859    3.8
              Broadcasting

              Real Estate           180,000   Allgreen Properties Limited                   109,232          171,180    0.4
                                    194,000   City Developments Limited                     917,822        1,158,713    2.7
                                    219,000   DBS Land Limited                              349,590          388,600    0.9
                                                                                       ------------     ------------  ------
                                                                                          1,376,644        1,718,493    4.0

              Telecommunications    524,000   Singapore Telecommunications, Ltd.            811,640          884,222    2.1

                                              Total Long-Term Investments in
                                              Singapore                                  13,175,600       13,637,677   31.6


Thailand      Banking &             330,000   Siam Commercial Bank (Warrants)(a)                  0          115,571    0.3
              Financial             330,000   Siam Commercial Bank Public Company
                                              Limited 'Foreign' (Preferred)                 232,016          337,823    0.8
                                    238,000   Thai Farmers Bank Public Company
                                              Limited 'Foreign'                             310,807          653,987    1.5
                                                                                       ------------     ------------  ------
                                                                                            542,823        1,107,381    2.6

              Oil--Related           81,517 ++PTT Exploration and Production Public
                                              Company Limited 'Foreign'                     802,159          663,204    1.5

              Telecommunications     95,600   Advanced Info Service Public Company
                                              Limited 'Foreign'                             497,400        1,164,095    2.7
                                    637,000 ++TelecomAsia Corporation Public Company
                                              Limited 'Foreign'                             458,622          467,625    1.1
                                                                                       ------------     ------------  ------
                                                                                            956,022        1,631,720    3.8

                                              Total Long-Term Investments in
                                              Thailand                                    2,301,004        3,402,305    7.9


                                              Total Long-Term Investments                38,595,598       41,791,016   96.8


                                     Face
                                    Amount          Short-Term Securities

United        Commercial      US$   889,000   General Motors Acceptance Corp.,
States        Paper***                        4.94% due 6/01/1999                           888,634          888,634    2.0

                                              Total Investments in Short-Term
                                              Securities                                    888,634          888,634    2.0


              Total Investments                                                        $ 39,484,232       42,679,650   98.8
                                                                                       ============
              Unrealized Appreciation on Forward Foreign Exchange Contracts--Net****                          14,934    0.0

              Other Assets Less Liabilities                                                                  495,079    1.2
                                                                                                        ------------  ------
              Net Assets                                                                                $ 43,189,663  100.0%
                                                                                                        ============  ======


            ++Non-income producing security.
          ++++Effective February 16, 1999, the Fund's Board of Directors adopted a change in valuation for Malaysian securities. The Fund will utilize a Malaysian exchange rate of 3.80 and record an estimated exit tax on the value of any investments made before February 15, 1999, based upon its value as of August 31, 1998, equivalent to 30% through March 31, 1999, 20% from April 1, 1999 through May 31, 1999 and 10% from June 1, 1999 through August 31, 1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from Malaysia.
             *American Depositary Receipts (ADR).
            **Global Depositary Receipts (GDR).
           ***Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
          ****Forward foreign exchange contracts as of May 31, 1999 were as follows:


                                                               Unrealized
              Foreign                   Expiration            Appreciation
              Currency Sold                Date                (Note 1c)

              THB 22,837,500            June 1999               $   14,934

              Total Unrealized Appreciation on Forward
              Foreign Exchange Contracts--Net
              (US$ Commitment--$630,000)                        $   14,934
                                                                ==========


           (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date and are non-income producing.

              See Notes to Financial Statements.


Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1999


STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 1999
Assets:             Investments, at value (identified cost--$39,484,232) (Note 1a)                          $ 42,679,650
                    Unrealized appreciation on forward foreign exchange contracts (Note 1c)                       14,934
                    Cash                                                                                             822
                    Foreign cash (Note 1b)                                                                     1,374,783
                    Receivables:
                      Securities sold                                                      $    355,144
                      Dividends                                                                 178,251
                      Capital shares sold                                                        61,025          594,420
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                       1,789
                    Prepaid registration fees and other assets (Note 1f)                                          12,792
                                                                                                            ------------
                    Total assets                                                                              44,679,190
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                      641,623
                      Capital shares redeemed                                                    59,736
                      Investment adviser (Note 2)                                                34,827
                      Distributor (Note 2)                                                        7,234          743,420
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       746,107
                                                                                                            ------------
                    Total liabilities                                                                          1,489,527
                                                                                                            ------------


Net Assets:         Net assets                                                                              $ 43,189,663
                                                                                                            ============


Net Assets          Class A Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $    447,564
                    Class B Common Stock, $0.10 par value, 150,000,000
                    shares authorized                                                                             91,725
                    Class C Common Stock, $0.10 par value, 50,000,000
                    shares authorized                                                                             28,029
                    Class D Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             23,891
                    Paid-in capital in excess of par                                                          93,441,133
                    Accumulated investment loss--net                                                            (713,270)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 6)                                                      (52,742,323)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                          2,612,914
                                                                                                            ------------
                    Net assets                                                                              $ 43,189,663
                                                                                                            ============


Net Asset           Class A--Based on net assets of $32,793,349 and 4,475,643
Value:              shares outstanding                                                                      $       7.33
                                                                                                            ============
                    Class B--Based on net assets of $6,623,174 and 917,252
                    shares outstanding                                                                      $       7.22
                                                                                                            ============
                    Class C--Based on net assets of $2,026,685 and 280,290 shares
                    outstanding                                                                             $       7.23
                                                                                                            ============
                    Class D--Based on net assets of $1,746,455 and 238,914 shares
                    outstanding                                                                             $       7.31
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended May 31, 1999
Investment Income   Dividends (net of $7,985 foreign withholding tax)                                       $    315,809
(Notes 1d & 1e):    Interest and discount earned                                                                 108,036
                                                                                                            ------------
                    Total income                                                                                 423,845
                                                                                                            ------------


Expenses:           Investment advisory fees (Note 2)                                      $    194,638
                    Custodian fees                                                               60,392
                    Transfer agent fees--Class A (Note 2)                                        54,122
                    Accounting services (Note 2)                                                 49,015
                    Printing and shareholder reports                                             39,081
                    Professional fees                                                            38,387
                    Registration fees (Note 1f)                                                  31,783
                    Account maintenance and distribution fees--Class B (Note 2)                  26,814
                    Directors' fees and expenses                                                 23,668
                    Transfer agent fees--Class B (Note 2)                                        10,609
                    Account maintenance and distribution fees--Class C (Note 2)                   9,809
                    Transfer agent fees--Class C (Note 2)                                         3,936
                    Pricing fees                                                                  3,123
                    Transfer agent fees--Class D (Note 2)                                         2,629
                    Account maintenance fees--Class D (Note 2)                                    1,834
                    Amortization of organization expenses (Note 1f)                                 922
                    Other                                                                         3,362
                                                                                           ------------
                    Total expenses                                                                               554,124
                                                                                                            ------------
                    Investment loss--net                                                                        (130,279)
                                                                                                            ------------


Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                       (9,239,448)
Gain (Loss) on        Foreign currency transactions--net                                         52,041       (9,187,407)
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       16,152,243
(Notes 1b, 1c,        Foreign currency transactions--net                                       (515,292)      15,636,951
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                      6,449,544
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  6,319,265
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1999


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended     Year Ended
                                                                                            May 31,        November 30,
                    Increase (Decrease) in Net Assets:                                        1999             1998
Operations:         Investment income (loss)--net                                          $   (130,279)    $    196,777
                    Realized loss on investments and foreign currency
                    transactions--net                                                        (9,187,407)     (24,179,379)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       15,636,951        9,360,343
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                6,319,265      (14,622,259)
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Class A                                                                  (897,314)              --
(Note 1g):            Class B                                                                   (93,657)              --
                      Class C                                                                   (30,842)              --
                      Class D                                                                   (38,552)              --
                    In excess of investment income--net:
                      Class A                                                                        --          (90,622)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (1,060,365)         (90,622)
                                                                                           ------------     ------------


Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                             (5,244,424)     (14,685,494)
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                      14,476      (29,398,375)
                    Beginning of period                                                      43,175,187       72,573,562
                                                                                           ------------     ------------
                    End of period*                                                         $ 43,189,663     $ 43,175,187
                                                                                           ============     ============

                   *Undistributed (accumulated) investment income (loss)--net              $   (713,270)    $    477,374
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                        Class A
                                                                   For the
                    The following per share data and ratios          Six
                    have been derived from information provided     Months
                    in the financial statements.                    Ended                   For the Year
                                                                   May 31,               Ended November 30,
                    Increase (Decrease) in Net Asset Value:         1999++     1998++     1997++       1996       1995
Per Share           Net asset value, beginning of period          $    6.42  $    8.12  $   15.59  $   13.40   $   14.47
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income (loss)--net                      (.02)       .04       (.04)       .05         .03
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  1.11      (1.73)     (7.38)      2.15        (.96)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   1.09      (1.69)     (7.42)      2.20        (.93)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.18)        --       (.01)      (.01)       (.12)
                      In excess of investment income--net                --       (.01)      (.04)        --          --
                      Realized gain on investments--net                  --         --         --         --        (.02)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.18)      (.01)      (.05)      (.01)       (.14)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Capital charge resulting from issuance
                    of Common Stock                                      --         --         --         --          --+++++
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    7.33  $    6.42  $    8.12  $   15.59   $   13.40
                                                                  =========  =========  =========  =========   =========


Total Investment    Based on net asset value per share               17.42%+++ (20.81%)   (47.76%)    16.43%      (6.23%)
Return:**                                                         =========  =========  =========  =========   =========


Ratios to Average   Expenses                                          2.64%*     2.17%      1.69%      1.36%       1.32%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income (loss)--net                     (.48%)*     .52%      (.27%)      .23%        .24%
                                                                  =========  =========  =========  =========   =========


Supplemental        Net assets, end of period (in thousands)      $  32,793  $  34,111  $  63,760  $ 193,545   $ 294,830
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               52.17%     73.52%     35.63%     44.09%      18.84%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++Amount is less than $0.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1999


FINANCIAL HIGHLIGHTS (concluded)
                                                                                              Class B
                                                                             For the                             For the
                    The following per share data and ratios have               Six                                Period
                    been derived from information provided in                 Months           For the           June 10,
                    the financial statements.                                 Ended           Year Ended        1996++ to
                                                                             May 31,         November 30,        Nov. 30,
                    Increase (Decrease) in Net Asset Value:                   1999++++   1998++++    1997++++      1996
Per Share           Net asset value, beginning of period                      $   6.29   $   8.03    $  15.53   $  15.53
Operating                                                                     --------   --------    --------   --------
Performance:        Investment loss--net                                          (.04)      (.03)       (.15)      (.05)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        1.08      (1.71)      (7.35)       .05
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.04      (1.74)      (7.50)        --
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.11)        --          --         --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   7.22   $   6.29    $   8.03   $  15.53
                                                                              ========   ========    ========   ========


Total Investment    Based on net asset value per share                          16.79%+++ (21.67%)    (48.29%)      .00%+++
Return:**                                                                     ========   ========    ========   ========


Ratios to Average   Expenses                                                     3.68%*     3.22%       2.75%      2.67%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment loss--net                                        (1.43%)*    (.51%)     (1.20%)     (.99%)*
                                                                              ========   ========    ========   ========


Supplemental        Net assets, end of period (in thousands)                  $  6,623   $  5,347    $  4,887   $  3,719
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          52.17%     73.52%      35.63%     44.09%
                                                                              ========   ========    ========   ========

                                                                                               Class C

                                                                             For the                            For the
                    The following per share data and ratios                    Six                               Period
                    have been derived from information provided               Months            For the         June 10,
                    in the financial statements.                              Ended            Year Ended      1996++ to
                                                                             May 31,          November 30,      Nov. 30,
                    Increase (Decrease) in Net Asset Value:                   1999++++    1998++++   1997++++     1996
Per Share           Net asset value, beginning of period                      $   6.28   $   8.02    $  15.52   $  15.53
Operating                                                                     --------   --------    --------   --------
Performance:        Investment loss--net                                          (.05)      (.03)       (.11)      (.05)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        1.09      (1.71)      (7.39)       .04
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.04      (1.74)      (7.50)      (.01)
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.09)        --          --         --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   7.23   $   6.28    $   8.02   $  15.52
                                                                              ========   ========    ========   ========


Total Investment    Based on net asset value per share                          16.88%+++ (21.70%)    (48.32%)     (.06%)+++
Return:**                                                                     ========   ========    ========   ========


Ratios to Average   Expenses                                                     3.69%*     3.22%       2.83%      2.68%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment loss--net                                        (1.51%)*    (.52%)     (1.01%)     (.98%)*
                                                                              ========   ========    ========   ========


Supplemental        Net assets, end of period (in thousands)                  $  2,027   $  2,139    $  2,870   $    887
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          52.17%     73.52%      35.63%     44.09%
                                                                              ========   ========    ========   ========

                                                                                                 Class D
                                                                               For the                           For the
                    The following per share data and ratios have                 Six                              Period
                    been derived from information provided in the               Months           For the         June 10,
                    financial statements.                                       Ended           Year Ended      1996++ to
                                                                               May 31,         November 30,      Nov. 30,
                    Increase (Decrease) in Net Asset Value:                     1999++++   1998++++   1997++++     1996
Per Share           Net asset value, beginning of period                      $   6.39   $   8.10    $  15.58   $  15.53
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                 (.02)       .02        (.04)      (.01)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        1.10      (1.73)      (7.41)       .06
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.08      (1.71)      (7.45)       .05
                                                                              --------   --------    --------   --------
                    Less dividends:
                      Investment income--net                                      (.16)        --          --+++++    --
                      In excess of investment income--net                           --         --        (.03)        --
                                                                              --------   --------    --------   --------
                    Total dividends                                               (.16)        --        (.03)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   7.31   $   6.39    $   8.10   $  15.58
                                                                              ========   ========    ========   ========


Total Investment    Based on net asset value per share                          17.35%+++ (21.11%)    (47.91%)      .32%+++
Return:**                                                                     ========   ========    ========   ========


Ratios to Average   Expenses                                                     2.89%*     2.44%       2.01%      1.88%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                                (.69%)*     .28%       (.30%)     (.34%)*
                                                                              ========   ========    ========   ========


Supplemental        Net assets, end of period (in thousands)                  $  1,747   $  1,578    $  1,057   $    953
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          52.17%     73.52%      35.63%     44.09%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++Amount is less than $0.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Emerging Tigers Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (option purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years beginning with the commencement of operations. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account
                                       Maintenance     Distribution
                                           Fee             Fee

Class B                                    0.25%           0.75%
Class C                                    0.25%           0.75%
Class D                                    0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                               MLFD      MLPF&S

Class A                        $253      $3,433
Class D                        $181      $2,674



Merrill Lynch Emerging Tigers Fund, Inc., November 30, 1996


NOTES TO FINANCIAL STATEMENTS (concluded)

For the six months ended May 31, 1999, MLPF&S received contingent deferred sales charges of $9,817 and $1,605 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $91,274 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1999 were $19,107,646 and $21,800,208, respectively.

Net realized gains (losses) for the six months ended May 31, 1999 and net unrealized gains (losses) as of May 31, 1999 were as follows:

                                    Realized          Unrealized
                                 Gains (Losses)     Gains (Losses)

Long-term investments             $ (9,239,639)      $  3,195,418
Short-term investments                     191                 --
Forward foreign exchange
contracts                                5,511             14,934
Foreign currency transactions           46,530           (597,438)
                                  ------------       ------------
Total                             $ (9,187,407)      $  2,612,914
                                  ============       ============


As of May 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $3,195,418, of which $7,162,824 related to appreciated securities and $3,967,406 related to depreciated securities. At May 31, 1999, the aggregate cost of investments for Federal income tax purposes was $39,484,232.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $5,244,424 and $14,685,494 for the six months ended May 31, 1999 and the year ended November 30, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                        Dollar
Ended May 31, 1999                    Shares             Amount

Shares sold                          1,027,938      $   6,688,839
Shares issued to shareholders in
reinvestment of dividends               89,421            554,410
                                   -----------      -------------
Total issued                         1,117,359          7,243,249
Shares redeemed                     (1,956,053)       (12,543,910)
                                   -----------      -------------
Net decrease                          (838,694)     $  (5,300,661)
                                   ===========      =============


Class A Shares for the Year                              Dollar
Ended November 30, 1998                Shares            Amount

Shares sold                          2,689,944      $  18,480,560
Shares issued to shareholders in
reinvestment of dividends                6,992             55,589
                                   -----------      -------------
Total issued                         2,696,936         18,536,149
Shares redeemed                     (5,233,128)       (36,157,221)
                                   -----------      -------------
Net decrease                        (2,536,192)     $ (17,621,072)
                                   ===========      =============


Class B Shares for the Six Months                        Dollar
Ended May 31, 1999                     Shares            Amount

Shares sold                            283,971      $   1,893,796
Shares issued to shareholders in
reinvestment of dividends               12,809             78,649
                                   -----------      -------------
Total issued                           296,780          1,972,445
Shares redeemed                       (226,671)        (1,457,451)
Automatic conversion of shares          (2,891)           (19,283)
                                   -----------      -------------
Net increase                            67,218      $     495,711
                                   ===========      =============


Class B Shares for the
Year Ended                                               Dollar
November 30, 1998                      Shares            Amount

Shares sold                          1,441,240      $  10,346,527
Shares redeemed                     (1,180,688)        (8,237,820)
Automatic conversion of shares         (19,016)          (109,227)
                                   -----------      -------------
Net increase                           241,536      $   1,999,480
                                   ===========      =============


Class C Shares for the
Six Months Ended                                         Dollar
May 31, 1999                           Shares            Amount

Shares sold                            100,783      $     715,535
Shares issued to shareholders in
reinvestment of dividends                4,582             28,132
                                   -----------      -------------
Total issued                           105,365            743,667
Shares redeemed                       (165,505)        (1,150,428)
                                   -----------      -------------
Net decrease                           (60,140)     $    (406,761)
                                   ===========      =============


Class C Shares for the
Year Ended                                               Dollar
November 30, 1998                      Shares            Amount

Shares sold                            546,414      $   3,700,841
Shares redeemed                       (563,728)        (3,743,986)
                                   -----------      -------------
Net decrease                           (17,314)     $     (43,145)
                                   ===========      =============


Class D Shares for the
Six Months Ended                                         Dollar
May 31, 1999                           Shares            Amount

Shares sold                             45,328      $     305,061
Automatic conversion of shares           2,857             19,283
Shares issued to shareholders in
reinvestment of dividends                5,001             30,957
                                   -----------      -------------
Total issued                            53,186            355,301
Shares redeemed                        (61,111)          (388,014)
                                   -----------      -------------
Net decrease                            (7,925)     $     (32,713)
                                   ===========      =============


Class D Shares for the
Year Ended                                               Dollar
November 30, 1998                      Shares            Amount

Shares sold                            268,182      $   2,022,645
Automatic conversion of shares          18,782            109,227
                                   -----------      -------------
Total issued                           286,964          2,131,872
Shares redeemed                       (170,668)        (1,152,629)
                                   -----------      -------------
Net increase                           116,296      $     979,243
                                   ===========      =============


5. Commitments:
At May 31, 1999, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to sell foreign currency with an approximate value of $30,000.


6. Capital Loss Carryforward:
At November 30, 1998, the Fund had a net capital loss carryforward of approximately $43,555,000, of which $1,115,000 expires in 2003, $17,293,000 expires in 2005 and $25,147,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1999


EQUITY PORTFOLIO CHANGES


For the Quarter Ended May 31, 1999


Additions

 Allgreen Properties Limited
*Asia Pulp & Paper Company Ltd. (ADR)
 Cosco Pacific Limited
 Cycle & Carriage Ltd.
 DBS Land Limited
 Genting BHD
 KFC Holdings (Malaysia) BHD
 Legend Holdings Limited
 Malaysia International Shipping
 Corporation BHD 'Foreign'
 NIIT Limited
 New World Infrastructure Limited
 PT Astra International Tbk
 PT Bank Internasional Indonesia 'Foreign'
*PT Bank International Indonesia
 PT Gudang Garam Tbk
 PT Hanjaya Mandala Sampoerna Tbk
 PT Indofood Sukses Makmur Tbk
 Philippine Long Distance Telephone
 Company (ADR)
 Public Bank BHD 'Foreign'
 Resorts World BHD
 San Miguel Corporation 'B'
 Siam Commercial Bank Public Company
 Limited 'Foreign' (Preferred)
*TelecomAsia Corporation Public Company Limited
 TelecomAsia Corporation Public Company
 Limited 'Foreign'
 Telekom Malaysia BHD
 Yanzhou Coal Mining Co. Ltd. 'H'


Deletions

*Asia Pulp & Paper Company Ltd. (ADR)
 BEC World Public Company Limited 'Foreign'
 China Telecom (Hong Kong) Limited (ADR)
 Elec & Eltek International Company Ltd.
 Electricity Generating Public Company Limited 'Foreign'
 Hana Microelectronics Public Company Limited 'Foreign'
 Huaneng Power International, Inc. (ADR)
 Jiangsu Expressway Company Ltd. 'H'
*PT Bank International Indonesia
*TelecomAsia Corporation Public Company Limited
 Videsh Sanchar Nigam Ltd. (GDR)
 YTL Power International BHD
 Yanzhou Coal Mining Co., Ltd. (ADR)
 Zhejiang Expressway Co. Ltd. 'H'

[FN]
*Added and deleted in the same quarter.



PORTFOLIO INFORMATION


As of May 31, 1999

                                          Percent of
Ten Largest Equity Holdings               Net Assets

Singapore Airlines Ltd. 'Foreign'            4.6%
Singapore Press Holdings Ltd.                3.8
Public Bank BHD 'Foreign'                    3.6
Development Bank of Singapore Limited
  'Foreign'                                  3.5
Overseas Union Bank Ltd. 'Foreign'           3.5
China Telecom (Hong Kong) Limited            3.2
Genting BHD                                  3.2
Housing Development Finance Corporation
  Ltd.(HDFC)                                 2.9
Oversea-Chinese Banking Corporation Ltd.
  'Foreign'                                  2.7
Advanced Info Service Public Company
  Limited 'Foreign'                          2.7



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Kara W.Y. Tan Bhala, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863